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                                 GOVETT FUNDS

                      Supplement dated February 18, 1998
           to the Class A and B Prospectus dated September 1, 1997,
                      as supplemented December 26, 1997,
        to the Institutional Class Prospectus dated September 1, 1997, as supplemented December 26, 1997,
                                      and
      to the Statement of Additional Information dated September 1, 1997, as supplemented December 26, 1997,
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The following information modifies the material presented regarding the name of certain series of The Govett Funds, Inc.

     Effective December 22, 1997, Govett Pacific Strategy Fund changed its name to Govett Asia Fund and Govett Emerging Markets Fund changed its name Govett Emerging Markets Equity Fund. Please read the Prospectuses and Statement of Additional Information taking these name changes into consideration.

The following information modifies the division "About Your Account" in the Prospectus relating to Class A and B shares and the particular sections noted below in italics:

                               How to Buy Shares
                               -----------------

     Effective January 1, 1998, the minimum initial investment for new investors ("Second Stage Shareholders") in any series (the "Funds") of The Govett Funds, Inc. (the "Company") will be $5,000 with required subsequent investments of $1,000 or more. For existing shareholders of record as of the close of business on December 31, 1997 ("First Stage Shareholders"), the investment minimums for identically registered accounts remain those in effect when they initially invested in any Govett Fund; specifically, $500 minimum initial investment into another Fund of the Company and subsequent investment of $25 or more.

     For an Individual Retirement Account ("IRA"), the minimum initial investment for Second Stage Shareholders in any Fund of the Company will be $2,000 with required subsequent investments of $1,000 or more. For First Stage Shareholders, the investment minimums for identically registered IRAs remain those in effect when they initially invested in any Govett Fund; specifically, $500 minimum initial investment into another Fund of the Company and subsequent
investment of $25 or more.   For an IRA application or with any questions about
your IRA, please call (800) 821-0803.

Automatic Investment Plan

     Second Stage Shareholders may buy shares of a Fund through the Automatic Investment Plan with an initial amount of at least $5,000 and $100 thereafter, per Fund, to be invested on a regular basis. For First Stage Shareholders the initial amount for an Automatic Investment Plan remains at least $100 and $25 thereafter, per Fund, to be invested on a regular basis.

                             How to Make Exchanges
                             ---------------------

Automatic Exchange Plan

     Investors may exchange Fund shares through the Automatic Exchange Plan. For Second Stage Shareholders, there is a $5,000 minimum for establishing a new account and a $100 minimum for an

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existing account.  For First Stage Shareholders, the minimum remains $100 for a new Fund in an identically registered account and the minimum for an existing Fund remains $25.

                             How to Redeem Shares
                             --------------------

Systematic Withdrawal Plan

     For Second Stage Shareholders, a systematic withdrawal plan is available to shareholders whose accounts total $50,000 or more with specified monthly, quarterly, semi-annual or annual payments to a designated party of any amount selected with a minimum of $100. For First Stage Shareholders, a systematic withdrawal plan continues to be available to shareholders whose accounts total $5,000 or more with specified monthly, quarterly, semi-annual or annual payments to a designated party of any amount selected with a minimum of $25.

The following information modifies the material presented regarding the investment manager.

     In 1997, AIB Asset Management Holdings Limited ("AIBAMH") made several adjustments to its operating structure in order to more effectively provide investment management services to its clients around the world. A new U.S. company, AIB Govett, Inc. ("AIB Govett"), was formed to provide these services to North American clients. In addition, John Govett & Co. Limited, which had served as investment manager to the Funds, changed its name to AIB Govett Asset Management Limited ("AIB Govett London"). AIB Govett and AIB Govett London are wholly-owned subsidiaries of AIBAMH.

     Effective January 1, 1998, AIB Govett will be investment advisor to the Funds with AIB Govett London serving as investment subadviser to all Funds. The reorganization did not result in any change of actual control or management of AIB Govett London or in any change in management of the Funds. In particular, the same individuals who provided services to the Funds prior to the reorganization continue to provide the same services.

     The terms of the New Advisory Agreements are substantially similar to the Former Advisory Agreement. The investment management fees paid by the Funds are not affected by the change in investment advisory responsibility from AIB Govett London to AIB Govett.

The following information modifies the information presented in respect of the 12b-1 Distribution Plan adopted for Class A of each Fund.

     Pursuant to Rule 12b-1, the Board of Directors of the Company has approved a modification of the existing Class A 12b-1 Plan, effective February 1, 1998, which reduces the ongoing distribution fee paid by each Fund to the Distributor to an annual rate of 0.35% of each Fund's aggregate average daily net assets attributable to its Class A shares.

The following information modifies the "Portfolio Management" section with respect to the Asia Fund (formerly the Pacific Strategy Fund).

     The lead portfolio manager of Asia Fund is Jane Pickard. Previously, she was a senior member of the team managing the Asia Fund. She joined AIB Govett London in 1996. She graduated from Edinburgh University with a degree in law and politics.

The following information modifies the "Portfolio Management" section with respect to the International Equity Fund.

     The lead portfolio manager of International Equity Fund is Rosemary Morgan. Previously, she was a senior member of the team managing the International Equity Fund. She joined AIB Govett London in 1982 and is a Director of the firm. She graduated from the Australian National University with a degree in Japanese and also received a Masters degree from Harvard University in 1979.

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